UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1500 North Mantua Street
P.O. Box 5193
Kent, OH 44240
(Address of principal executive offices) (Zip Code)
(330) 673-9511
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Shareholders on May 16, 2023 (the “Annual Meeting”). There were 33,571,360 shares represented at the Annual Meeting either in person, online or by proxy, which represented a quorum. Shareholders of the Company voted on four proposals. There were no broker nonvotes on any proposal at the Annual Meeting.
PROPOSAL ONE – ELECTION OF DIRECTORS. Elected the following nominees named in the Proxy Statement to serve as directors for the term expiring on the date of the Company’s 2026 Annual Meeting of Shareholders with the following votes:

	Number of Shares
	For	Withheld
Patrick M. Covey	33,367,494	203,866
Thomas A. Haught	33,123,250	448,110
Charles D. Stapleton	33,037,676	533,684
Additional Directors whose terms in office as Directors continued after the Annual Meeting were Donald C. Brown, Alejandra Evans, Matthew C. Harris, Catherine M. Kilbane, and Karl J. Warnke.
PROPOSAL TWO - ADVISORY APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. Approved, on an advisory, non-binding basis, the compensation of the named executive officers with the following votes:

	Number of Shares
	For	Against	Abstain
Proposal 2	31,369,942	344,809	1,856,609
PROPOSAL THREE - ADVISORY APPROVAL OF THE FREQUENCY OF THE VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. Approved on an advisory, non-binding basis, a three-year frequency for the advisory vote on the compensation of the named executive officers with the following votes:

	Number of Shares
	Every One Year	Every Two Years	Every Three Years	Abstain
Proposal 3	5,286,300	4,223,167	23,117,347	944,546
In light of the outcome of the shareholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers and its previous recommendation, the Company’s Board of Directors has determined to continue holding the advisory vote on the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of such votes. Accordingly, the next shareholder advisory vote on executive compensation is expected to be held at the Company’s 2026 Annual Meeting of Shareholders. The next advisory vote on the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2029 Annual Meeting of Shareholders.

PROPOSAL FOUR – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for 2023 with the following votes:

	Number of Shares
	For	Against	Abstain
Proposal 4	32,781,441	288,695	501,224
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary
Date: May 18, 2023